This Auction Administration  Agreement,  dated as of July 31, 2007 (the "Agreement"),  is between THE ROYAL BANK OF
SCOTLAND  PLC ("RBS" or the  "Auction  Swap  Counterparty"),  and WELLS FARGO  BANK,  N.A.,  not in its  individual capacity but solely as Securities  Administrator under the Sale and Servicing Agreement (defined below),  acting as the auction  administrator (the "Auction  Administrator") on behalf of the Holders of the Auction Notes (as defined herein).

                                                W I T N E S S E T H
Whereas,  Structured  Asset Mortgage  Investments II Inc., as Depositor,  Thornburg  Mortgage Home Loans,  Inc., as
Initial  Seller and Sponsor,  Thornburg  Mortgage  Funding,  Inc.,  as Seller,  Wells Fargo Bank,  N.A.,  as Master
Servicer and Securities  Administrator  (the "Securities  Administrator"),  LaSalle Bank National  Association,  as
Indenture  Trustee and Custodian (the "Indenture  Trustee"),  and Thornburg  Mortgage  Securities Trust 2007-3 (the
"Trust"),  entered into the Sale and Servicing Agreement (the "Sale and Servicing Agreement"),  dated as of July 1,
2007, and the Trust, the Indenture  Trustee and the Securities  Administrator  have entered into an Indenture dated as of July 1, 2007 (the "Indenture"),  pursuant to which the Trust will issue its Thornburg  Mortgage-Backed Notes,
Series 2007-3;

Whereas, the Auction Administrator and the Auction Swap Counterparty  contemporaneously  herewith are entering into the Auction Swap Agreement (as defined in the Sale and Servicing Agreement);

Whereas,  the Auction  Administrator,  acting on behalf of the Holders of the Auction Notes, has been directed,  in its  capacity  as  Securities  Administrator  under the Sale and  Servicing  Agreement  to execute  and deliver the
Auction Swap Agreement;

Whereas, the parties hereto desire to enter into this Agreement,  pursuant to the Sale and Servicing Agreement,  to provide for the Auction  Administrator  to (i) conduct a mandatory  auction (the  "Auction")  of the Class 1A-1 and
Class 1A-2 Notes (together,  the "Group I Auction Notes"),  and the Class 2A-1, Class 2A-2 , Class 3A-1, Class 3A-2
, Class 4A-1, Class 4A-2 , Class 4A-3 and Class 4A-4 Notes  (collectively,  the "Other Auction Notes" and, together with the Group I Auction  Notes,  the  "Auction  Notes") five  Business  Days before (a) in the case of the Group I
Auction Notes,  the Payment Date in July 2010 and (b) in the case of the Other Auction  Notes,  the Payment Date in
July 2012 (the  Payment Date in July 2010 or July 2012,  as  applicable,  being  referred to herein as the "Auction
Payment  Date"),  (ii) on the related  Auction  Payment  Date,  distribute  to the Holders of the Auction Notes the
Auction Proceeds together with the amounts, if any, due to the Auction  Administrator  pursuant to the Auction Swap
Agreement,  subject to a maximum  distribution  to the Holders of the  Auction  Notes of the Par Price and (iii) on
the related Auction Payment Date,  distribute to the Auction Swap  Counterparty (or its designee) any excess of the
Auction Proceeds over the Par Price;

Now, Therefore, the parties hereto agree as follows:

Section 1       Defined Terms
For purposes of this  Agreement,  unless the context clearly  requires  otherwise,  all capitalized  terms that are used but not otherwise  defined  herein shall have the respective  meanings  assigned to such terms in the Sale and
Servicing  Agreement.  References  herein to the Auction  Payment  Date,  the Auction  Proceeds,  the Par Price and
other terms herein shall be construed as relating to the respective Class of Notes.

Section 2       Auction Procedures
         (a)    By 10:30 AM New York time on the  fifth  Business  Day  preceding  the  Auction  Payment  Date (the
                "Notice Date"), the Auction  Administrator will deliver a notice  (telephonically  and by facsimile transmission) to Greenwich  Capital Markets,  Inc. ("GCM") (which form of notice is attached hereto as Exhibit A) and at least two other  entities  listed on Schedule A hereto  (which  Schedule A may be  amended  by  delivery  of a revised  Schedule  A by GCM to the  Auction  Administrator)  or any
                successors  thereof  (together  with GCM,  the  "Dealers")  selected  by GCM by the Notice Date and request that they solicit  Qualifying  Bids (as defined below) from  third-party  investors,  which may include  Dealers  (the  "Bidders").  The  Auction  Administrator  will  contact the Dealers via
                Exhibit A and request  that they solicit  Qualifying  Bids from the Bidders for the purchase of all or a portion of the Auction Notes,  and will request that the Bidders  respond to the Dealers,  who in turn  will  convey  such  bids to the  Auction  Administrator,  by 11:00 AM New York time on the
                second   Business  Day  prior  to  the  Auction   Payment  Date  (the  "Bid  Date").   The  Auction
                Administrator  will  instruct  the  Dealers  to  instruct  the  Bidders  that (i) the bids  must be submitted on an  unconditional  basis,  (ii) the bids should be  submitted  as a percentage  of par
                (after  application of all principal to be  distributed,  and all Realized Losses and Recoveries to be allocated  on the Auction  Payment  Date,  and (iii) the price to be paid in  connection  with a winning bid must be  deposited  into the Auction  Proceeds  Account (as defined in Section  3(a) of this  Agreement)  not  later  than  11:00 AM New York  time on the  Auction  Payment  Date (any bid conforming  to the  requirements  of clauses (i) - (iii)  being a  "Qualifying  Bid").  The Auction
                Administrator  will  request from each Bidder,  through the Dealers,  instructions  for transfer on the Auction  Payment  Date to the Bidder (or its  designee)  of the Auction  Notes of each Class on which such Bidder is bidding in the event that such Bidder is the winning Bidder.

         (b)    As soon as  practicable  after 11:00 AM New York time on the Bid Date,  the  Auction  Administrator will  determine  the highest  Qualifying  Bid for each Auction Note being  auctioned,  based on the
                Qualifying Bids received by the Auction  Administrator  from or through the Dealers by 11:00 AM New
                York  time.  If no  Qualifying  Bids for a Class of  Auction  Notes or for a portion  of a Class of
                Auction  Notes are received  from or through any Dealers by 11:00 AM New York time on the Bid Date, the Auction  Administrator  will so advise the Dealers  (including  GCM) by telephone and facsimile transmission  (in the form of notice  attached  hereto as Exhibit B) and will  extend the  deadline for receipt of Qualifying  Bids for such Class of Auction  Notes (or portion  thereof) by two hours to 1:00 PM New York time;  if no  Qualifying  Bids are  received  by 1:00 PM New York time for such
                Class of Auction  Notes (or  portion  thereof),  the  auction  price (the  "Winning  Bid") for such
                Auction  Notes for purposes of the Auction Swap  Agreement  will be deemed to be zero.  If only one
                Qualifying Bid for a Class of Auction Notes (or portion  thereof) being  auctioned is received from or through any Dealers,  then the Winning Bid for such Auction Notes (or portion  thereof) shall be the amount of such  Qualifying  Bid. In the event that on the Bid Date two or more  Qualifying Bids of equal price ("Tie  Bids") are  determined  to be the highest  Qualifying  Bids for an  aggregate amount greater than the Class  Principal  Amount of a Class of Auction  Notes,  then the Bidders of the Tie Bids will each take a pro rata share in such Auction  Notes (based on the  aggregate  Class
                Principal  Amount  for such  Class of  Auction  Notes  for  which  each  such  Bidder  submitted  a
                Qualifying  Bid);  provided,  however,  that such  Auction  Notes  shall be  issued in the  minimum denomination, or multiples in excess thereof, authorized by the Sale and Servicing Agreement.

         (c)    In the event that the Auction  Swap  Counterparty  defaults in its  payment  obligations  under the
                Auction Swap Agreement:

                (i)     if no Qualifying  Bids for a Class of Auction Notes are received,  then the Holders of such
                        Auction  Notes will retain  such  Auction  Notes and their  rights  under the Auction  Swap
                        Agreement;

                (ii)    if  Qualifying  Bids are received for some,  but not all,  Auction  Notes of a Class,  then each  Holder  of such  Class of  Auction  Notes  shall be  deemed  to have  sold a pro rata portion of its Auction Notes (based on the aggregate Class  Principal  Amount of such Class of Auction  Notes held by each Holder and  subject to the  proviso in the last  sentence of
                        Section 2(b) of this Agreement) and shall retain the remaining Class Principal  Amount,  if any,  of such Class of  Auction  Notes held by it and its  rights  under the  Auction  Swap
                        Agreement;

                (iii)   if bids are  received for all Auction  Notes of a Class,  then each Holder of such Class of
                        Auction  Notes shall be deemed to have sold all its Auction  Notes  (subject to the proviso in the last sentence of Section 2(b) of this  Agreement)  and shall retain its rights under the Auction Swap Agreement;

                (iv)    if Auction  Proceeds  for the  Auction  Notes of a Class are in excess of the Par Price for such Auction  Notes,  then, on the Auction  Payment Date,  the Auction  Administrator  will distribute to the Auction Swap Counterparty or its designee the amount of such excess; and

                (v)     if, after the Holders of all Classes of Auction  Notes have  received the Par Price for the relevant  Auction  Notes,  there are any remaining  proceeds from the early  termination of the  Swap  Agreement,  the  Auction  Administrator  will  distribute  to the  Auction  Swap
                        Counterparty (or to its designee) the amount of such remaining proceeds.

In any case  described  in (i)-(v)  above,  the Auction  Administrator  shall have no further  responsibility  with respect to the auction of such Auction Notes.

         (d)    By 3:00 PM New York time on the Bid  Date,  the  Auction  Administrator  will  notify  the  winning
                Bidder(s)  with respect to the applicable  auctioned  Auction Notes that (i) its Qualifying Bid was the  highest  Qualifying  Bid and shall give it wiring  instructions  for  payment of the  purchase price for such  Auction  Notes into the Auction  Proceeds  Account  and (ii)  unless such  purchase price is received by 11:00 AM New York time on the Auction Payment Date,  such Bidder's  Qualifying
                Bid will be rejected  and the  Qualifying  Bid of the next highest  Bidder(s)  shall be accepted in accordance with clause (f) below.

         (e)    By 3:30 PM New York time on the Bid Date, the Auction  Administrator  shall also notify the Auction
                Swap  Counterparty of the winning  Qualifying Bid (or, if applicable,  that no Qualifying Bids have been  received)  for each Auction  Note.  To the extent that the Winning Bid for an Auction Note is less than the Class  Principal  Amount of such class of Auction Notes on the Auction  Payment Date, after  application  of all  principal to be  distributed,  and all Realized  Losses and  Subsequent
                Recoveries  to be  allocated,  to such class of  Auction  Notes on the  Auction  Payment  Date,  in accordance  with the terms of the Sale and  Servicing  Agreement  (the "Par  Price") on the Auction
                Payment Date, the Auction  Administrator  will notify the Auction Swap  Counterparty  of the amount to be paid by the Auction Swap  Counterparty  to the Auction  Administrator  under the Auction Swap
                Agreement,   which  amount  shall  be  paid  by  the  Auction  Swap  Counterparty  to  the  Auction
                Administrator  by 11:00 AM New York  time on the  Auction  Payment  Date.  To the  extent  that the
                Winning Bid for an Auction Note is greater than the Par Price for such  Auction  Note,  the Auction
                Administrator  will notify the Auction  Swap  Counterparty  of the amount to be paid on the Auction
                Payment Date from Auction Proceeds by the Auction  Administrator to the Auction Swap  Counterparty,
                or its designee, under the Auction Swap Agreement.

         (f)    If a winning  Bidder for an Auction Note fails to wire the purchase  price for such Auction Note so it is  received  by the  Auction  Administrator  by 11:00 AM New York time on the  Auction  Payment
                Date, the Auction  Administrator  will notify such Bidder as soon as practicable after 11:00 AM New
                York time and not later  than 12:00 noon New York time that its  Qualifying  Bid has been  rejected and will notify the next highest  Bidder(s) for such Auction Note,  with a copy to the Auction Swap
                Counterparty,  that its Qualifying Bid has been accepted and shall give it wiring  instructions for payment of the purchase  price for such Auction Note into the Auction  Proceeds  Account by 1:00 PM
                New York time on such  Auction  Payment  Date.  If no other  Qualifying  Bids are  available  to be accepted  pursuant to the preceding  sentence,  then the Auction Proceeds for such Auction Note for purposes of the Auction  Swap  Agreement  will be deemed to be zero.  If either such event  occurs, the  Auction  Administrator  shall also notify the Auction  Swap  Counterparty  of the amount to be paid by the Auction Swap  Counterparty or to the Auction Swap  Counterparty  (or its designee),  as applicable, under the Auction Swap Agreement in accordance with Section 2(e) hereof.

         (g)    On the Auction  Payment Date, the Auction  Administrator  will (i) (subject to the surrender of the
                Auction  Note by the  Holder  thereof  to the Note  Registrar  pursuant  to Section 5 hereof in the event that the Auction Note is not then held in book-entry  form)  distribute to the Holder of each
                Auction Note an amount (to be withdrawn from the Auction  Proceeds  Account and, if necessary,  the
                Swap Proceeds Account) equal to the sum of (A) the Auction  Proceeds,  subject to a maximum payment of the Par Price for such  Auction  Note,  and (B) the amount,  if any,  received  from the Auction
                Swap  Counterparty  under the Auction Swap  Agreement  with respect to such Auction Note,  and (ii)
                pay (from funds in the Auction  Proceeds  Account) to the Auction Swap  Counterparty,  or if GCM or
                an affiliate has  participated in the Auction as a Bidder and the Auction Swap  Counterparty is the
                Auction  Swap  Counterparty,  to an  unaffiliated  designee of the Auction Swap  Counterparty,  the amount,  if any, to be paid to the Auction  Swap  Counterparty  or its  designee  under the Auction
                Swap  Agreement.  Such  amounts  will be  distributed  to the  Holders of such  Auction  Notes as a payment for the sale of such  Auction  Notes in the same manner as such  Holders  would  ordinarily receive  distributions  on the Auction Notes.  For purposes of this Agreement,  "Auction  Proceeds"
                shall mean the portion of the  proceeds of the Auction of a Class  allocable  to an Auction Note of such Class.

         (h)    No Holder of an Auction  Note or any party hereto will be  responsible  for the payment of any fees of, or costs incurred by, the Dealers in connection with the Auction.

Section 3       Establishment of Accounts
         (a)    The Auction  Administrator  shall cause to be established and maintained two separate  accounts for purposes of receiving  and holding  uninvested  (i) any Auction  Proceeds and (ii) the amounts,  if any,  received from the Auction Swap  Counterparty  under the Auction Swap  Agreement (the "Auction
                Proceeds Account" and "Swap Proceeds Account," respectively).

Section 4       Notice of Auction
On the Payment Date in the month prior to the Auction  Payment Date, the Auction  Administrator  shall give written notice by letter to the Holder of each  Auction  Note (which  form of notice is attached  hereto as Exhibit C) that will be subject to the Auction,  with a copy to the Auction  Swap  Counterparty,  specifying  (i) that such Auction
Note shall be auctioned in accordance  with this  Agreement on the Auction  Payment Date and that the Par Price for such Auction Note shall (upon the Auction  Administrator's  receipt  thereof in  accordance  with Section 2 of this
Agreement)  be payable to such Holder,  subject to the  surrender of the Auction Note by the Holder  thereof to the
Note  Registrar  pursuant  to Section 5 hereof in the event that the  Auction  Note is not then held in  book-entry form,  (ii) the Auction  Payment  Date,  (iii) the method of  calculating  the Par Price payable to such Holder (in accordance  with  Section  2 of this  Agreement)  and (iv) in the  event  such  Auction  Note is not  then  held in book-entry  form,  that such Auction Note should be surrendered to the Note Registrar for  registration of transfer to the winning Bidder.

Section 5       Transfer of Auction Notes
Not later than 1:30 PM New York time on the Auction Payment Date, the Auction  Administrator  shall (subject to its receipt of the  purchase  price for the Auction  Note from the  winning  Bidder  pursuant  to Section  2(d) or 2(f)
hereof,  as applicable,  or if no Qualifying Bid was received for the Auction Note, the amount  required to be paid by the Auction Swap  Counterparty  under the Auction Swap  Agreement with respect to the Auction Note) instruct the applicable  clearing agency in writing,  with a copy to the Auction Swap  Counterparty,  to transfer the beneficial ownership  interest  in each  Auction  Note  subject to the Auction to the  winning  Bidder (or with  respect to an
Auction  Note for which no  Qualifying  Bid was  received,  if the  Auction  Swap  Counterparty  is RBS, to the GCM
Designee).  In the event such Auction  Note is not then held in  book-entry  form,  the Holder of such Auction Note shall  surrender such Auction Note to the Note Registrar for  registration  of transfer on the Auction Payment Date to the  winning  Bidder (or with  respect to an  Auction  Note for which no  Qualifying  Bid was  received,  if the
Auction  Swap  Counterparty  is RBS,  to the GCM  Designee).  If the  Holder  of an  Auction  Note not then held in book-entry  form fails to deliver  such  Auction  Note to the Note  Registrar,  then (i) the Auction  Administrator shall  notify the Note  Registrar  of such  failure and request  that the Note  Registrar  deem such  Auction  Note cancelled  and issue a new Auction Note to the winning  Bidder (or with respect to an Auction Note for which no bid was received,  if the Auction Swap  Counterparty  is RBS, to the GCM  Designee),  and (ii) the Par Price due to the
Holder of such Auction Note will be paid only upon  surrender of such Auction  Note,  without any accrued  interest on the Par Price from the Auction  Payment  Date.  For purposes of this Section 5, the "GCM  Designee" is an entity that (i) is exempt from Federal  income  taxation  pursuant to Section  501(c)(3)  of the Internal  Revenue Code of
1986, as amended,  or the  corresponding  provision of any future United States  internal  revenue law and (ii) GCM has  confirmed  meets the  requirements  of clause (i) and has  identified  in a notice  delivered  to the  Auction
Administrator  on the fifth  Business Day  preceding  the Auction  Payment Date as the intended  transferee  of any
Auction Note for which no Qualifying Bid is received.

Section 6       Duties and Responsibilities of the Auction Administrator
         (a)    The Auction  Administrator  undertakes to perform its duties  hereunder and only such duties as are expressly  set forth  herein,  and no  implied  covenants  or  obligations  shall be read into this
                Agreement against the Auction Administrator.

         (b)    In the absence of bad faith,  negligence  or willful  misconduct  on its part, or failure to comply with any of its express obligations hereunder,  the Auction Administrator,  whether acting directly or through  agents or attorneys  as provided in Section  7(d)  hereof,  shall not be liable for any action taken,  suffered,  or omitted or for any error of judgment made by it in the  performance of its  duties  hereunder.  In no event  shall  the  Auction  Administrator  be liable  for  indirect, punitive, special or consequential damage or loss.

Section 7       Rights of the Auction Administrator and the Note Registrar
         (a)    The  Auction  Administrator  may rely  upon  conclusively,  and  shall be  protected  in  acting or refraining  from acting  upon,  any  written  instruction,  notice,  request,  direction,  consent, report,  certificate,  form or bond certificate or other  instrument,  paper or other document both
                (i) authorized  hereby and (ii) reasonably  believed by it to be genuine and to have been signed by the proper person.  The Auction  Administrator  shall not be liable for acting,  or refraining from acting in good faith upon any such  communication  authorized  hereby  (including,  but not limited to, any communication  made by telephone or other  communication  acceptable to the parties),  that the  Auction  Administrator  believes in good faith to have been given by the  particular  party or parties.

         (b)    The Auction  Administrator  may consult with counsel of its choice (provided such selection is made with reasonable  care) and the advice of such counsel shall be full and complete  authorization  in respect of any action  taken,  suffered  or omitted by it  hereunder  in good faith and in reliance thereon.

         (c)    The  Auction  Administrator  shall  not be  required  to  advance,  expend or risk its own funds or otherwise  incur or  become  exposed  to  financial  liability  in the  performance  of its  duties hereunder.

         (d)    The  Auction  Administrator  may  perform  its duties and  exercise  its  rights  hereunder  either directly or by or through  agents or  attorneys  but shall not thereby be released  from any of its responsibilities hereunder subject to clause (b) above.

         (e)    In no event  shall the Auction  Administrator  be liable for any acts or  omissions  of the Auction
                Swap  Counterparty  or any  Dealers.  The Auction  Administrator  shall have no  responsibility  or liability  for the  failure  by any  Dealer to  cooperate  in the  solicitation  of bids or for the adequacy or sufficiency of any bids solicited by such Dealers or information provided by GCM.

         (f)    The Auction Swap  Counterparty  agrees to indemnify the Auction  Administrator  (and its directors, officers and employees)  and hold it (and such  directors,  officers and  employees)  harmless from and against any loss,  liability,  damage,  cost and expense of any nature  incurred by the Auction
                Administrator  arising out of or in connection  with this Agreement or with the  administration  of its  duties  hereunder,  including  but  not  limited  to  reasonable  attorney's  fees  and  other reasonable  costs and expenses of  defending or preparing to defend  against any claim of liability unless and except to the extent such loss,  liability,  damage, cost and expense shall be caused by the Auction  Administrator's  negligence,  bad faith,  willful misconduct or failure to comply with any of its express  obligations  hereunder.  The  foregoing  indemnification  and agreement to hold harmless shall survive the termination of this Agreement.

         (g)    The Auction  Administrator  shall have no responsibility  for providing any information  related to the Auction Notes to any Dealers or Bidders.

         (h)    The Auction Swap Counterparty  agrees to indemnify the Note Registrar (and its directors,  officers and employees) and hold it (and such directors,  officers and employees)  harmless from and against any loss,  liability,  damage,  cost and  expense  of any  nature  incurred  by the Note  Registrar arising  out of or in  connection  with (i) any claim by a Holder of an Auction  Note not then held in book-entry  form that such Auction Note was improperly  deemed canceled by the Note Registrar at the  request of the  Auction  Administrator  pursuant  to Section 5 of this  Agreement  or (ii) any claim by a Person  alleging to be a winning  Bidder or a GCM Designee  which Person did not receive a new Auction  Note because of contrary  written  instructions  delivered to the Note  Registrar by the Auction Swap  Counterparty  or any of its  Affiliates,  including but not limited to reasonable attorney's  fees and other  reasonable  costs and  expenses of  defending  or  preparing  to defend against any claim of liability unless and except to the extent such loss,  liability,  damage, cost and  expense  shall be caused by the  Auction  Note  Registrar's  negligence,  bad  faith,  willful misconduct  or failure to comply  with any of its  express  obligations  hereunder.  The  foregoing indemnification  and agreement to hold harmless shall survive the  termination of this Agreement or the earlier removal or resignation of the Note Registrar.

Section 8       Miscellaneous
         (a)    This  Auction  Agreement  shall  remain in effect  until the  Auction  Notes are  purchased  on the
                Auction Payment Date and all proceeds thereof have been disbursed.

         (b)    The  rights  and  duties of the  Auction  Administrator  under  this  Agreement  shall  cease  upon termination  of this  Agreement,  provided  that rights under  Section  7(f) and (h) shall  survive termination.

         (c)    Except  for  communications  authorized  to be by  telephone  pursuant  to  this  Agreement  (which telephonic  communications  are to be made to the telephone  number(s) listed below),  all notices, requests and other  communications  to any party  hereunder  shall be in writing  (for  purposes of this  Agreement,  telecopy  shall be deemed  to be in  writing)  and shall be given to such  party, addressed  to it, at its  address or telecopy  number for  purposes  of this  Agreement,  set forth below:

              If to the Auction Administrator:                   Wells Fargo Bank, N.A.
                                                                 9062 Old Annapolis Road
                                                                 Columbia, MD  21045-1951

                                                                 Attention: Client Manager - Thornburg 2007-3

                                                                 Telephone No.:  (410) 884-2000
                                                                 Facsimile No.:   (410) 715-2380

              If to RBS, to each                                 Greenwich Capital Markets, Inc.,
              of the four parties listed below:                  as agent for
                                                                 The Royal Bank of Scotland plc
                                                                 600 Steamboat Road
                                                                 Greenwich, Connecticut  06830

                                                                 To the attention of the following:
                                                                 Asset Backed Trading
                                                                 Ron Weibye/Johan Eveland
                                                                 Telephone No.: (203) 625-6160
                                                                 Facsimile No.:  (203) 422-4530
                                                                               / (203) 302-7190

                                                                 Asset Backed Operations
                                                                 Joseph Bartolotta
                                                                 Telephone No.: (203) 625-6675
                                                                 Facsimile No.:  (203) 618-2149

                                                                 Michael Delepine / Matthew Shepherd
                                                                 Telephone No.: (203) 625-2757
                                                                 Facsimile No.: (203) 422-4646

                                                                 Legal Department
                                                                 James Esposito
                                                                 Telephone No.: (203) 625-6072
                                                                 Facsimile No.: (203) 618-2132

                or such other address,  telecopier  number as such party may hereafter  specify for such purpose by notice to the other  parties.  Each such notice,  request or  communication  shall be effective (a)
                if given by  telecopy,  when such  telecopy  is  transmitted  to the  telecopier  number  specified herein,  receipt  confirmed,  or (b) if given by any other  means,  when  delivered  at the address specified herein.

         (d)    This Agreement  contains the entire  agreement  between the parties hereto  relating to the subject matter  hereof,  and there are no other  representations,  endorsements,  promises,  agreements  or understandings,  oral,  written or  inferred,  between the parties  hereto  relating to the subject matter hereof.

         (e)    This  Agreement  shall be binding  upon the  parties  hereto and their  respective  successors  and assigns,  provided  however,  that any such  transferee  of the Auction Swap  Counterparty  (or the guarantor of such  transferee's  obligations  hereunder) shall meet the Approved Ratings  Threshold
                (as defined in the Auction Swap  Agreement).  This  Agreement  shall inure to the benefit of and be enforceable by the parties hereto and their  respective  successors  and assigns.  Nothing  herein, express or implied,  shall give to any person,  other than the parties hereto and their  respective successors  or assigns,  any benefit of any legal or equitable  right,  remedy or claim  hereunder, except as otherwise expressly stated.

         (f)    This Agreement  shall not be deemed or construed to be modified,  amended,  rescinded,  canceled or waived,  in  whole  or  in  part,  except  by  written  instrument  signed  by  a  duly  authorized representative  of the parties  hereto.  The failure of any party  hereto to exercise  any right or remedy  hereunder in the event of a breach hereof by the other party shall not  constitute a waiver of any such right or remedy with respect to any subsequent breach.

         (g)    If any clause,  provision or section  hereof shall be ruled invalid or  unenforceable  by any court of  competent  jurisdiction,  the  invalidity  or  unenforceability  of such  clause,  provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

         (h)    This  Agreement  may be executed in several  counterparts,  each of which shall be an original  and all of which shall  constitute but one and the same  instrument.  This Agreement  shall take effect immediately upon the execution and delivery hereof.

         (i)    This Agreement  shall be governed by and construed in accordance  with the laws of the State of New
                York applicable to contracts wholly  performed  within New York without  reference to choice of law doctrine (other than Section 5-1401 of the New York General Obligations Law).

         (j)    In  connection  with  this  Agreement,  GCM has  acted  as  agent  on  behalf  of RBS.  GCM has not guaranteed and is not otherwise responsible for the obligations of RBS under this Agreement.

In Witness  Whereof,  the parties  hereto have caused this  Agreement to be duly  executed  and  delivered by their proper and duly authorized officers as of the date first above written.

WELLS FARGO BANK, N.A.,
not in its individual capacity but solely as Securities Administrator under the Sale and Servicing Agreement, acting as the Auction Administrator on behalf of the Holders of the Auction Notes

By:    /s/ Carla S. Walker
       Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:    Greenwich Capital Markets, Inc., as agent

By:    /s/ Deborah Pfeifer
       Name:Deborah Pfeifer
       Title: Vice President

                                                    Schedule A

Bear, Stearns & Co. Inc.
Telephone (212) 272-4976
Fax (212) 272-6381

Credit Suisse
Telephone (212) 538-3831
Fax (212) 743-5384

Goldman, Sachs & Co.
Telephone (212) 902-8430
Fax (212) 902-9530

Lehman Brothers Inc.
Telephone (201) 524-4127
Fax (201) 524-4323

                                                     Exhibit A

                                                                                                             [date]

By Facsimile Transmission

[At least two other Dealers from Schedule A]

With a copy to:

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Asset Backed Trading
Ron Weibye/Johan Eveland
Telephone (203) 625-6160
Fax (203) 422-4530 / (203) 302-7190

Asset Backed Operations
Joseph Bartolotta
Telephone (203) 625-6675
Fax (203) 618-2149

Michael Delepine / Matthew Shepherd
Telephone (203) 625-2757
Fax (203) 422-4646

Legal Department
James Esposito
Telephone (203) 625-6072
Fax (203) 618-2132

Re:      Thornburg Mortgage Securities Trust 2007-3 Mortgage-Backed Notes, Series 2007-3
This is to advise you that the [Class  1A-1 and Class 1A-2]  [Class  2A-1,  Class 2A-2 , Class  3A-1,  Class 3A-2 ,
Class 4A-1,  Class 4A-2 , Class 4A-3 and Class 4A-4] Notes of the  above-referenced  series of Auction Notes are to be auctioned pursuant to the terms of the Auction  Administration  Agreement,  dated as of July 31, 2007, a copy of which is attached hereto.

You are hereby requested to solicit bids in accordance with the terms of the Auction Administration Agreement.

[Add the following only in the notices sent to GCM:

You are also hereby requested to submit to the Auction  Administrator  the identity of the GCM Designee (as defined in the  Auction  Administration  Agreement)  to whom any  Auction  Note  for  which no bid is  received  should  be transferred on the Auction Payment Date.]

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Sale and
Servicing Agreement, acting as the Auction
Administrator on behalf of the
Holders of the Auction Notes

By:____________________________________________
   Name:
   Title

                                                     Exhibit B

                                                                                                             [date]

By Facsimile Transmission

[To the Dealers previously notified of the Auction]

With a copy to:

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Asset Backed Trading
Ron Weibye/Johan Eveland
Telephone (203) 625-6160
Fax (203) 422-4530 / (203) 302-7190

Asset Backed Operations
Joseph Bartolotta
Telephone (203) 625-6675
Fax (203) 618-2149

Michael Delepine / Matthew Shepherd
Telephone (203) 625-2757
Fax (203) 422-4646

Legal Department
James Esposito
Telephone (203) 625-6072
Fax (203) 618-2132

Re:      Thornburg Mortgage Securities Trust 2007-3 Mortgage-Backed Notes, Series 2007-3
This is to  advise  you that as of  11:00  AM  today,  the  Auction  Administrator  has not  received  bids for the following Class(es) (or portion thereof) of the above-referenced series of Auction Notes:

                                              [Class(es) identified]

This is to further  advise you that the deadline  for the receipt of bids for the  above-referenced  Auction  Notes has been extended to 1:00 PM today.  You are hereby  requested to solicit bids for such Auction Notes in accordance with the terms of the Auction Administration Agreement.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Sale and
Servicing Agreement, acting as the Auction
Administrator on behalf of the
Holders of the Auction Notes

By:
       Name:
       Title

                                                     Exhibit C

                                                                                                             [date]

By Facsimile Transmission

[Holders of the Auction Notes]

With a copy to:

Greenwich Capital Markets, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Asset Backed Trading
Ron Weibye/Johan Eveland
Telephone (203) 625-6160
Fax (203) 422-4530 / (203) 302-7190

Asset Backed Operations
Joseph Bartolotta
Telephone (203) 625-6675
Fax (203) 618-2149

Michael Delepine / Matthew Shepherd
Telephone (203) 625-2757
Fax:  (203) 422-4646

Legal Department
James Esposito
Telephone (203) 625-6072
Fax (203) 618-2132

Re:      Thornburg Mortgage Securities Trust 2007-3 Mortgage-Backed Notes, Series 2007-3
Pursuant  to  Section  4  of  the  Auction  and  Administration   Agreement  dated  July  31,  2007  (the  "Auction
Administration  Agreement"),  between  Wells Fargo Bank,  N.A., as Auction  Administrator  (in such  capacity,  the
"Auction  Administrator")  and The Royal Bank of Scotland plc, this is to advise you that the following  Classes of the  above-referenced  series  of  Auction  Notes  are to be  auctioned  pursuant  to  the  terms  of  the  Auction
Administration Agreement:

                                              [Class(es) identified]

Such Auction Notes shall be auctioned on the Payment Date in [July 2010] [July 2012] (the "Auction  Payment  Date")
in  accordance  with the  provisions of the Auction  Administration  Agreement and the Par Price (as defined in the
Auction  Administration  Agreement)  for the  Auction  Notes  owned by you  shall  (to the  extent  of the  Auction
Administrator's  receipt thereof in accordance with Section 2 of the Auction  Administration  Agreement) be payable to you in connection with the sale of such Auction Notes.

In the event any such Auction Note is not held in book-entry  form,  such Auction Note must be  surrendered  to the
Note Registrar prior to payment of the Par Price to its Holder.

WELLS FARGO BANK, N.A., not in its individual capacity but solely as Securities Administrator under the Sale and
Servicing Agreement, acting as the Auction
Administrator on behalf of the
Holders of the Auction Notes

By:_________________________________
   Name:
   Title